UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2006

Lumera Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50862	91-2011728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19910 North Creek Parkway, Bothell, Washington	98011
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (425) 415-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01 Entry into a Material Definitive Agreement.

On November 7, 2006, Lumera Corporation ("Lumera") entered into a Securities Purchase Agreement (the "Purchase Agreement") with accredited investors (the "Purchasers") pursuant to which Lumera agreed to sell, in a private placement (the "Private Placement") an aggregate of approximately 2,825,000 shares (the “Shares”) of Lumera's common stock, par value $0.001 per share (the "Common Stock"), at a price of $6.00 per share. In addition, Lumera agreed to sell to the Purchasers warrants to acquire approximately 423,750 additional shares of Common Stock (collectively, the "Warrant Shares"), at an exercise price of $6.25 per share. The warrants are exercisable at any time within five years of the closing of the Private Placement by delivering to Lumera an exercise notice along with payment of the applicable exercise price. Lumera and the Purchasers anticipate that the Private Placement will close on or around November 10, 2006, or on such later date as Lumera and the Purchasers may agree.

Pursuant to the Purchase Agreement, Lumera agreed to file a Registration Statement on Form S-3 with the Securities and Exchange Commission (the "Commission"), within 30 days of the closing of the Private Placement (the “Closing”), to register the resale of the Shares and the Warrant Shares. Lumera also agreed to use commercially reasonable efforts to have the Registration Statement declared effective within 90 days after the Closing if the Registration Statement receives no Commission review or 120 days after the Closing if the Registration Statement receives Commission review. If the Registration Statement is not filed with the Commission within 30 days of the Closing or is not declared effective by the applicable required date, then Lumera has agreed to pay each Purchaser as liquidated damages an amount equal to 1.0% of the aggregate purchase price paid by such Purchaser in the Private Placement for the first 30 day period and an amount equal to 2.0% of aggregate purchase price paid by such Purchaser for each successive 30-day period thereafter until the Registration Statement is either filed with the Commission or declared effective, as the case may be, subject to the aggregate limit on liquidated damages described below.  In addition, Lumera agreed to use its commercially reasonable efforts to keep the Registration Statement effective until the earlier of two years after the effective date of the Registration Statement, the date on which the Shares may be resold pursuant to Rule 144(k) under the Securities Act of 1933, as amended (the “Securities Act”) or the date on which all of the Shares have been sold.  If, after the Registration Statement is declared effective, Lumera suspends the use of the Registration Statement by the Purchasers for the resale of the Shares, Lumera has agreed to pay each Purchaser as liquidated damages an amount equal to 1.0% of the aggregate purchase price paid by each such Purchaser in the Private Placement for the first 30 day period and an amount equal to 2.0% of aggregate purchase price paid by such Purchaser for each successive 30-day period thereafter that the use of the Registration Statement is suspended in excess of 30 days (or 60 days if more than 60% Shares eligible to be included in such Registration Statement have approved such suspension) in any 12-month period, subject to the aggregate limit on liquidated damages described below. Under the Purchase Agreement, the maximum aggregate amount of liquidated damages payable to each Purchaser is limited to 10% of the purchase price paid by each such Purchaser in the Private Placement.

The foregoing description of the Private Placement, the Warrant, and the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Form of Purchase Agreement attached hereto as Exhibit 99.l and the Form of Warrant attached hereto as Exhibit 99.2 which exhibits are incorporated herein by reference.

ITEM 3.02. Unregistered Sales of Equity Securities.

Lumera expects the Private Placement of the Shares will result in gross proceeds to Lumera of $16.95 million before deducting commissions payable to the placement agent and other transaction expenses payable by Lumera.

Lumera agreed to pay an aggregate commission equal to approximately $1.1 million to Robert W. Baird & Co. Incorporated (“Baird”), the placement agent for the Private Placement.  In addition, Lumera agreed to reimburse Baird for its expenses incurred in connection with the Private Placement, and to issue to Baird warrants to purchase an aggregate number of shares of Common Stock equal to five percent (5%) of the aggregate Shares sold in the Private Placement.

The Shares were offered and sold in the Private Placement to accredited investors without registration under the Securities Act in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. Accordingly, the securities issued in the Private Placement have not been registered under the Securities Act and until so registered the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration. Management made its determination regarding the availability of such exemptions based upon the facts and circumstances surrounding the Private Placement, including each Purchaser representing that it is an accredited investor as such term is used in Regulation D, the absence of general solicitation or general advertising in connection with the Private Placement, and the inclusion of restrictive legends on the certificates for the Shares.

Additional information regarding the Shares and the Private Placement is included under Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

ITEM 8.01. Other Events.

On November 8, 2006, Lumera issued a press release announcing that it had entered into the Purchase Agreement in connection with the Private Placement. The full text of Lumera's press release regarding the announcement is filed as Exhibit 99.3 to this Current Report on Form 8-K, and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Form of Securities Purchase Agreement by and among Lumera and the Purchasers thereto dated November 7, 2006.
99.2	Form of Common Stock Warrant dated November 7, 2006.
99.3	Press Release issued by Lumera on November 8, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMERA CORPORATION By: /s/ Peter J. Biere Name: Peter J. Biere Title: Chief Financial Officer and Treasurer

Date: November 7, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	Form of Securities Purchase Agreement by and among Lumera the Purchasers thereto dated November 7, 2006.
99.2	Form of Common Stock Warrant dated November 7, 2006.
99.3	Press Release dated November 8, 2006.